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                                                                      EXHIBIT 24
                             FIRSTMERIT CORPORATION
                  1985 FIRSTMERIT CORPORATION STOCK PLAN (CV)
                                      AND
                  1993 FIRSTMERIT CORPORATION STOCK PLAN (CV)

                           LIMITED POWER OF ATTORNEY
                       REGISTRATION STATEMENT ON FORM S-8

        The undersigned directors and officers of FirstMerit Corporation (the "Company") hereby constitute and appoint Howard L. Flood, Terry E. Patton, and/or Kevin C. O'Neil, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-8 relating to the registration of shares of the Common Stock of the Company relating to the registration of 355,311 shares of the Company's common stock, to be issued pursuant to the terms and conditions of the 1985 FirstMerit Corporation Stock Plan (CV) and the 1993 FirstMerit Corporation Stock Plan
(CV), and any and all amendments and exhibits thereto, including pre- and post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission, National Association of Securities Dealers and any state securities agencies pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

        EFFECTIVE the 19th day of January, 1995, unless otherwise indicated below.


  /s/Howard L. Flood                              /s/Gary J. Elek
- --------------------------------                --------------------------------
Howard L. Flood, Director,                      Gary J. Elek
President and Chief Executive Officer           Senior Vice President and
                                                Treasurer


  /s/John C. Blickle                              /s/Robert M. Carter
- --------------------------------                --------------------------------
John C. Blickle, Director                       Robert M. Carter, Director


                                                  /s/Elizabeth A. Dalton
- --------------------------------                --------------------------------
Richard A. Chenoweth, Director                  Elizabeth A. Dalton, Director


                      (signatures continued on next page)





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                   (signatures continued from previous page)

                                                  /s/Richard L. Hardgrove
- --------------------------------                --------------------------------
Terry L. Haines, Director                       Richard L. Hardgrove, Director


  /s/Clifford J. Isroff                           /s/Philip A. Lloyd II
- --------------------------------                --------------------------------
Clifford J. Isroff, Director                    Philip A. Lloyd, II, Director


  /s/Robert G. Merzweiler                         /s/Stephen E. Myers
- --------------------------------                --------------------------------
Robert G. Merzweiler, Director                  Stephen E. Myers, Director


  /s/Gilbert H. Neal                              /s/Roger T. Read
- --------------------------------                --------------------------------
Gilbert H. Neal, Director                       Roger T. Read, Director


  /s/Justin T. Rogers, Jr.                        /s/Del Spitzer
- --------------------------------                --------------------------------
Justin T. Rogers, Jr., Director                 Del Spitzer, Director